UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2025
Equitable Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
1345 Avenue of the Americas, New York, New York                     10105
(Address of principal executive offices) (Zip Code)
(212) 554-1234
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On August 25, 2025, Equitable Holdings, Inc. (the "Company") entered into amendments (the "Amendments") to the Reimbursement Agreements with Commerzbank AG, New York Branch, and MUFG Bank, Ltd., each as an issuer of letters of credit thereunder, to effect changes in terms similar to the provisions of the Revolving Credit Agreement, dated as of July 29, 2025, among the Company, the Subsidiary Account Parties party thereto, the banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, including amendments to financial covenants and related defined terms, among other changes. The Amendment with Commerzbank AG, New York Branch, also included addition of two years of extension options for Commitment Termination Date thereunder. The foregoing description of the Amendments does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the full text of each Amendment, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.
Item 1.02    Termination of a Material Definitive Agreement.
On August 21, 2025, the Company terminated the bilateral letter of credit facilities under the Reimbursement Agreements, each dated as of February 16, 2018 (as amended, supplemented or otherwise modified from time to time), with each of the following issuers of letters of credit: Barclays Bank PLC, Credit Agricole Corporate and Investment Bank, JPMorgan Chase Bank, N.A., Landesbank Hessen-Thüringen Girozentrale, acting through its New York Branch, and Natixis, New York Branch.
On August 26, 2025, the Company also terminated the bilateral letter of credit facility under the Reimbursement Agreement, dated as of February 16, 2018 (as amended, supplemented or otherwise modified from time to time), with Citibank Europe PLC.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date: August 27, 2025	By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Deputy General Counsel